John Hancock Funds III
John Hancock International Growth Fund

Supplement dated February 21, 2018 to all current Prospectuses, Summary Prospectus and Statement of Additional Information (SAI), as may be supplemented

The following information supplements and supersedes any information to the contrary relating to all classes of shares offered by John Hancock International Growth Fund (the “Fund”) contained in the Statutory Prospectuses, Summary Prospectus and the SAI relating to those share classes.

Effective after the close of business March 23, 2018, shares of all classes of the Fund may no longer be purchased by new investors, except as noted below.

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Existing shareholders of the Fund as of the close of business on March 23, 2018 may continue to purchase additional shares of the Fund in their existing Fund accounts, and may continue to reinvest dividends or capital gains distributions received from the Fund.

▪	New accounts established with existing shares of the Fund by transfer, such as transfers as a result of a change in broker, transfer-in-kind, divorce, or death, will be permitted.
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Participants in group employer retirement plans, including 401(k), 403(b), 457 plans, non-qualified deferred compensation, and health savings account programs (and their successor plans) (a “plan”) may establish an account in the Fund if the Fund had been approved by March 23, 2018 and funded by July 31, 2018 as an investment option under the plan (or under another plan sponsored by the same employer) as of March 23, 2018.

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Group retirement models or broker dealer discretionary programs that include the Fund as an investment option, or have approved the Fund as an investment option as of March 23, 2018, may continue to make Fund shares available to new and existing accounts.

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Financial advisors and registered investment advisory firms who manage discretionary fee-based wrap accounts and who have included the Fund in their discretionary account models or programs, or have approved the use of the Fund in their models or programs by March 23, 2018, may continue to make Fund shares available to new and existing accounts.

▪	Portfolio managers and other employees of the Fund’s investment advisor and subadvisor may purchase shares of the Fund.

If a shareholder redeems all shares in his or her account, the shareholder will not be able to buy additional Fund shares or reopen his or her account.

The Fund reserves the right to change or make exceptions to these policies at any time and may permit new accounts in the Fund to be opened by certain investors, including investors not identified above.

You should read this Supplement in conjunction with the Fund’s Statutory Prospectuses, Summary Prospectus and SAI and retain it for future reference.